UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06052
Morgan Stanley Municipal Income Opportunities Trust III
(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036
(Address of principal executive offices) (Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: March 31, 2010
Date of reporting period: March 31, 2010

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Municipal Income Opportunities Trust III performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund.

Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

Fund Report

For the year ended March 31, 2010

Market Conditions

The fiscal year under review was a period of recovery for both the economy and the financial markets. At the start of the reporting period, in early March 2009, the markets rebounded as improving news on the corporate and economic fronts boosted investor confidence. Although unemployment remained high and the housing market continued to languish, other economic data continued to improve as the months progressed. This coupled with the Federal Reserve’s accommodative monetary policy and improving credit conditions led investors to assume more risk and as a result, most sectors of the bond market posted solid gains for the 12-month period ended March 31, 2010.

The high-yield municipal bond market (as measured by the Barclays Capital High Yield Municipal Bond Index (the “Index”)) gained 28.31 percent for the period, with credit spreads tightening toward long-term averages, while investment grade municipals (as measured by the Barclays Capital Municipal Bond Index) gained 9.69 percent. Over the course of the period, the yield spread between these two indexes contracted from 589 basis points to 351 basis points. Although yields declined across the municipal yield curve, yields on the long end of the curve declined more so than those on the front end, helping longer-maturity issues to outperform.

With regard to municipal market sectors, the largest sectors within the Index were industrial development revenue/pollution control revenue (IDR/PCR), hospitals and special tax districts. For the period, the IDR/PCR sector (i.e., corporate-backed bonds) outpaced the Index with a 45.90 percent return. The hospital sector performed roughly in line with the Index, returning 27.20 percent, while the special tax district sector lagged with a return of 20.59 percent.

Performance Analysis

For the 12-month period ended March 31, 2010, the net asset value (NAV) of Morgan Stanley Municipal Income Opportunities Trust III (OIC) increased from $6.71 to $7.99 per share. Based on this change plus reinvestment of tax-free dividends totaling $0.51 per share, the Fund’s total NAV return was 27.62 percent. OIC’s value on the New York Stock Exchange (NYSE) moved from $6.68 to $7.63 per share during the same period. Based on this change plus reinvestment of dividends, the Fund’s total market return was 22.42 percent. OIC’s NYSE market price was at a 4.51 percent discount to its NAV. Past performance is no guarantee of future results.

Monthly dividends for April 2010 were unchanged at $0.0425 per share. The dividend reflects the current level of the Fund’s net investment income. OIC’s level of undistributed net investment income was $0.046 per share on March 31, 2010 versus $0.051 per share 12 months earlier.1

The Fund’s positioning in several areas contributed to performance for the reporting period. The Fund continued to emphasize high-yield bonds, which represented roughly two-thirds of portfolio assets. This was additive to returns as the high-yield segment outperformed higher-quality, investment-grade issues. A focus on the long end of the municipal yield curve was also advantageous. With regard to sectors, exposure to the tobacco sector and an emphasis on the health care sector, including both life care and hospital bonds, helped boost returns as both sectors performed well for the period.

Other positions, however, were less advantageous. The Fund had a somewhat limited exposure to airline bonds, which held back returns as these issues generally performed well for the period. Airline bonds are a lower rated (CCC and B) segment of the industrial development revenue (IDR) sector. Throughout the period we maintained a lower exposure to this sector, favoring instead higher rated (BBB and BB) IDR bonds as we believe the economic recovery is likely to be protracted, increasing the risk of defaults in the airline industry in particular. Holdings of pre-refunded bonds also dampened performance somewhat. These are high-quality securities with shorter maturities and therefore did not benefit from the credit spread tightening that occurred during the period or the outperformance of the long end of the municipal yield curve.

The Fund’s procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund’s shares. In addition, we would like to remind you that the Trustees have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

1 Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

TOP FIVE SECTORS as of 03/31/10
Life Care	30.1%
Special Tax Districts	18.3
Hospital	12.7
IDR/PCR*	9.0
Higher Education	7.3

LONG-TERM CREDIT ANALYSIS as of 03/31/10
AAA	3.6%
AA	4.3
A	3.6
BBB	17.8
BB or Less	5.5
Non Rated	65.2

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION as of 03/31/10
Florida	12.4%
Texas	8.7
Illinois	7.2
New Jersey	5.7
California	5.7
Virginia	5.1
Pennsylvania	4.9
Missouri	4.0
Colorado	3.9
Arizona	3.8
Massachusetts	3.7
Ohio	3.1
Indiana	2.9
New York	2.8
Tennessee	2.6
Oklahoma	2.6
Washington	2.3
Maryland	2.2
Hawaii	2.2
South Carolina	2.1
Nevada	1.9%
Michigan	1.8
Minnesota	1.8
Iowa	1.5
Georgia	1.3
Kansas	1.2
Louisiana	1.1
District of Columbia	1.1
Connecticut	0.7
Alabama	0.7
West Virginia	0.6
Wisconsin	0.5
Utah	0.5
New Hampshire	0.3
Mississippi	0.3
North Carolina	0.2

Total Long-Term Investments	103.4
Short-Term Investment	0.4
Liability for Floating Rate Note and Dealer Trusts Obligations	(5.6)
Other Assets in Excess of Liabilities	1.8

Net Assets	100.0%

* Industrial Development Revenue/Pollution Control Revenue.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Top five sectors are as a percentage of total investments and long-term credit analysis are as a percentage of total long-term investments. Summary of investments by state classification are as a percentage of net assets. Securities are classified by sectors that represent broad groupings of related industries. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon the highest of three ratings as issued by Standard and Poor’s, Moody’s and FITCH.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Morgan Stanley Municipal Income Opportunities Trust III
Portfolio of Investments - March 31, 2010

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Tax-Exempt Municipal Bonds (103.4%)
	Alabama (0.7%)
$500	Colbert County – Northwest Alabama Health Care Authority, Helen Keller Hospital Ser 2003	5.75%	06/01/27	$466,880

	Arizona (3.8%)
400	Maricopa County Pollution Control Corp., Arizona Public Service Co. Ser 2009 A	6.00	05/01/29	420,220
650	Pima County Industrial Development Authority, Constellation Schools Ser 2008	7.00	01/01/38	596,680
1,000	Pima County Industrial Development Authority, Noah Webster Basic School Ser 2004 A	6.125	12/15/34	903,120
400	Pima County Industrial Development Authority, Water & Wastewater Global Water Resources LLC Ser 2007 (AMT)	6.55	12/01/37	391,900
250	Pinal County Electrical District No. 4, Electric System Ser 2008	6.00	12/01/38	251,148

				2,563,068

	California (5.7%)
885	California County Tobacco Securitization Agency, Gold County Settlement Funding Corp. Ser 2006 (a)	0.00	06/01/33	108,935
200	California Municipal Finance Authority Educational Facility, High Tech High-Media Arts Ser 2008 A (b)	5.875	07/01/28	176,240
225	California Statewide Communities Development Authority, Aspire Public Schools Ser 2010	6.375	07/01/45	224,942
500	California Statewide Communities Development Authority, Lancer Educational Student Housing LLC Ser 2007	5.625	06/01/33	413,270
200	California Statewide Communities Development Authority, Thomas Jefferson School of Law Ser 2008 A	7.25	10/01/38	206,324
475	City of Carlsbad, Community Facilities District No. 3 Ser 2006	5.30	09/01/36	367,317
225	County of Sacramento, Community Facilities District No. 5 Ser 2007 A	6.00	09/01/37	180,493
700	County of San Diego, San Diego Natural History Museum (COPs)	5.60	02/01/18	590,478
1,600	Golden State Tobacco Securitization Corp., Enhanced Asset Backed Ser 2007 A-1	5.125	06/01/47	1,025,040
300	Quechan Indian Tribe of Fort Yuma, Indian Reservation Ser 2008	7.00	12/01/27	245,946
5,000	Silicon Valley Tobacco Securitization Authority, Santa Clara Tobacco Securitization Corp. Ser 2007 C (a)	0.00	06/01/56	55,500
4,070	Southern California Logistics Airport Authority, Ser 2008 A (a)(c)	0.00	12/01/44	256,369

				3,850,854

	Colorado (3.9%)
500	Colorado Health Facilities Authority, Christian Living Communities Ser 2006 A	5.75	01/01/37	424,295
250	Colorado Health Facilities Authority, Christian Living Communities Ser 2009 A	9.00	01/01/34	269,665

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
Portfolio of Investments - March 31, 2010 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$1,000	Copperleaf Metropolitan District No. 2, Ser 2006	5.95%	12/01/36	$674,380
500	Elk Valley Public Improvement Corporation Ser 2001 A	7.30	09/01/22	488,110
500	Elk Valley Public Improvement Corporation Ser 2001 A	7.35	09/01/31	462,535
450	Northwest Metropolitan District No. 3, Ser 2005	6.25	12/01/35	344,502

				2,663,487

	Connecticut (0.7%)
985	Georgetown Special Taxing District, Ser 2006 A	5.125	10/01/36	504,192

	District of Columbia (1.1%)
300	District of Columbia, Income Tax Secured Revenue Refg Ser 2009 B (d)	5.00	12/01/25	328,527
430	Metropolitan Washington Airports Authority, District of Columbia & Virginia, CaterAir International Corp. Ser 1991 (AMT) (e)	10.125	09/01/11	425,838

				754,365

	Florida (12.4%)
460	Bellalago Educational Facilities Benefits District, Bellalago Charter School Ser 2004 B	5.80	05/01/34	384,979
290	Brevard County Health Facilities Authority, Buena Vida Estates, Inc. Ser 2007	6.75	01/01/37	257,874
1,550	Broward County Professional Sports Facilities, Civic Arena Refg Ser 2006 B (CR) (AGM & AMBAC Insd) (d)	5.00	09/01/23	1,616,547
500	County of Alachua Industrial Development, North Florida Retirement Village, Ser 2007	5.875	11/15/36	410,560
490	Fiddlers Creek Community Development District No. 1 Ser 2005 (f)	6.00	05/01/38	186,102
250	Fountainbleau Lakes Community Development District Ser 2007 B	6.00	05/01/15	125,530
1,000	Grand Bay at Doral Community Development District Ser 2007 A	6.00	05/01/39	512,290
145	Miami Beach Health Facilities Authority, Mount Sinai Medical Center Refg Ser 2004	6.75	11/15/21	146,012
1,000	Midtown Miami Community Development District, Parking Garage Ser 2004 A	6.25	05/01/37	912,780
1,100	Orange County Health Facilities Authority, Orlando Lutheran Towers, Inc. Ser 2005	5.375	07/01/20	999,581
560	Orange County Health Facilities Authority, Westminister Community Care Services, Inc. Ser 1999	6.75	04/01/34	536,021
400	Pinellas County Health Facilities Authority, Oaks of Clearwater Ser 2004	6.25	06/01/34	404,252
1,500	South Miami Health Facilities Authority, Baptist Health South Florida Obligated Group Ser 2007 (d)	5.00	08/15/32	1,495,762
300	Tolomato Community Development District, Special Assessment Ser 2007	6.55	05/01/27	260,838
220	University Square Community Development District, Ser A-1	5.875	05/01/38	192,656

				8,441,784

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
Portfolio of Investments - March 31, 2010 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE		VALUE
	Georgia (1.3%)
$225	City of Atlanta, Beltline Ser 2009 B	7.375%	01/01/31		$226,906
500	City of Atlanta, Eastside Ser 2005 B	5.60	01/01/30		459,125
170	Clayton County Development Authority, Ser 2009 B (AMT)	9.00	06/01/35		174,547

					860,578

	Hawaii (2.2%)
640	Hawaii State, Ser 2008 DK (d)	5.00	05/01/23		702,969
225	Hawaii State Department of Budget & Finance, 15 Craigside Project Ser 2009 A	8.75	11/15/29		247,732
500	Hawaii State Department of Budget & Finance, Kahala Nui Ser 2003 A	8.00	11/15/33		533,240

					1,483,941

	Illinois (7.2%)
375	Bolingbrook, Will & Dupage Counties Special Service Area No. 2005-1 Ser 2005	5.90	03/01/27		300,581
500	City of Chicago, Lake Shore East Ser 2002	6.75	12/01/32		474,970
260	Hampshire Special Service Area No. 18 Ser 2007 A	6.00	03/01/44		195,023
450	Illinois Finance Authority, Elmhurst Memorial Healthcare Ser 2008 A	5.625	01/01/37		416,367
325	Illinois Finance Authority, Friendship Village of Schaumburg	7.00	02/15/38		313,788
500	Illinois Finance Authority, Landing at Plymouth Place Ser 2005 A	6.00	05/15/37		403,780
500	Illinois Finance Authority, Montgomery Place Ser 2006 A	5.75	05/15/38		409,955
450	Illinois Finance Authority, Smith Crossing Ser 2003 A	7.00	11/15/32		429,377
750	Illinois Finance Authority, Villa St Benedict Ser 2003 A-1 (g)	6.90	11/15/33		322,050
600	Illinois State Toll Highway Authority, Ser 2008 B (d)	5.50	01/01/33		644,532
500	Village of Bolingbrook, Sales Tax Ser 2005	6.25	01/01/24		308,085
492	Village of Pingree Grove Special Service Area No. 7, Cambridge Lakes Ser 2006-1	6.00	03/01/36		407,676
300	Will-Kankakee Regional Development Authority, Senior Estates Supportive Living Ser 2007 (AMT)	7.00	12/01/42		262,257

					4,888,441

	Indiana (2.9%)
225	City of Crown Point, Wittenberg Village Ser 2009 A	8.00	11/15/39		222,952
275	County of St. Joseph, Holy Cross Village at Notre Dame Ser 2006 A	6.00	05/15/26		254,642
1,500	Upland, Taylor University Ser 2002	6.25	09/01/28		1,474,170

					1,951,764

	Iowa (1.5%)
890	Iowa Finance Authority, Care Initiatives Ser 1996	9.25	07/01/11	(h)	1,000,173

	Kansas (1.2%)
315	City of Olathe, Catholic Care Ser 2006 A	6.00	11/15/38		276,598
500	Overland Park Development Corp., Convention Center Hotel Ser 2000 A	7.375	01/01/11	(h)	530,420

					807,018

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
Portfolio of Investments - March 31, 2010 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Louisiana (1.1%)
$446	Lakeshore Villages Master Community Development District, Special Assessment Ser 2007	5.25%	07/01/17	$268,050
300	Louisiana Public Facilities Authority, Lake Charles Memorial Hospital Refg Ser 2007 (b)	6.375	12/01/34	279,645
250	Parish of St John Baptist, Marathon Oil Corp. Ser 2007 A	5.125	06/01/37	235,765

				783,460

	Maryland (2.2%)
500	Maryland Health & Higher Educational Facilities Authority, King Farm Presbyterian Community Ser 2007 A	5.30	01/01/37	353,895
1,235	Maryland Industrial Development Financing Authority, Medical Waste Associates LP Ser 1989 (AMT) (g)	8.75	11/15/10	1,161,666

				1,515,561

	Massachusetts (3.7%)
300	Massachusetts Development Finance Agency, Evergreen Center Ser 2005	5.50	01/01/35	256,752
200	Massachusetts Development Finance Agency, Linden Ponds, Inc. Facility Ser 2007 A	5.75	11/15/42	142,022
1,255	Massachusetts Development Finance Agency, Loomis Communities Ser 1999 A	5.625	07/01/15	1,263,672
225	Massachusetts Development Finance Agency, The Groves in Lincoln Facility Ser 2009 B-2	7.75	06/01/39	224,834
230	Massachusetts Health & Educational Facilities Authority, Massachusetts Institute of Technology Ser 2002 K (d)	5.50	07/01/32	276,786
335	Massachusetts Industrial Finance Agency, Kennedy-Donovan Center, Inc. 1990 Issue	7.50	06/01/10	334,846

				2,498,912

	Michigan (1.8%)
250	Dearborn Economic Development Corp., Henry Ford Village, Inc. Refg Ser 2008	7.00	11/15/28	231,648
225	Michigan Strategic Fund, Limited Obligation Revenue Ser 2003 A-1 (AMT)	6.75	12/01/28	251,865
1,000	Michigan Tobacco Settlement Finance Authority Ser 2007 A	6.00	06/01/48	775,710

				1,259,223

	Minnesota (1.8%)
200	City of Brooklyn Park, Prairie Seeds Academy Ser 2009 A	9.25	03/01/39	218,172
500	City of Buffalo, Central Minnesota Senior Housing Ser 2006 A	5.50	09/01/33	432,720
300	City of Minneapolis Health Care System, Fairview Health Services Ser 2008 A	6.75	11/15/32	334,164
250	City of North Oaks, Presbyterian Homes of North Oaks Ser 2007	6.125	10/01/39	241,575

				1,226,631

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
Portfolio of Investments - March 31, 2010 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Mississippi (0.3%)
$200	Mississippi Business Finance Corp., System Energy Resources, Inc. Ser 1998	5.875%	04/01/22	$199,626

	Missouri (4.0%)
250	Branson Regional Airport Transportation Development District Ser 2007 B (AMT)	6.00	07/01/37	164,168
1,000	City of Des Peres, West County Center Ser 2002	5.75	04/15/20	936,890
1,000	Kansas City Industrial Development Authority, Plaza Library Ser 2004	5.90	03/01/24	935,970
225	Kirkwood Industrial Development Authority, Aberdeen Heights Ser 2010 A	8.25	05/15/39	223,247
250	St Louis County Industrial Development Authority, Ranken-Jordan Refg Ser 2007	5.00	11/15/22	226,630
250	St Louis County Industrial Development Authority, St Andrews Resources for Seniors Ser 2007 A	6.375	12/01/41	211,315

				2,698,220

	Nevada (1.9%)
500	City of Henderson, Local Improvement District No. T-18 Ser 2006	5.30	09/01/35	199,240
300	City of Sparks, Local Improvement District No. 3 Ser 2008	6.50	09/01/20	291,816
480	County of Clark Special Improvement District No. 142, Mountain’s Edge Ser 2003	6.375	08/01/23	453,019
1,000	Director of the State of Nevada, Department of Business & Industry, Las Vegas Monorail 2nd Tier Ser 2000 (g)	7.375	01/01/40	39,000
250	Las Vegas Redevelopment Agency, Tax Increment Ser 2009 A	8.00	06/15/30	283,990

				1,267,065

	New Hampshire (0.3%)
225	New Hampshire Business Finance Authority, Huggins Hopsital Ser 2009	6.875	10/01/39	225,000

	New Jersey (5.7%)
225	New Jersey Economic Development Authority, Continental Airlines, Inc. Ser 1999 (AMT)	6.25	09/15/19	216,009
1,000	New Jersey Economic Development Authority, Franciscan Oaks Ser 1997	5.70	10/01/17	992,310
1,000	New Jersey Economic Development Authority, Franciscan Oaks Ser 1997	5.75	10/01/23	921,040
500	New Jersey Economic Development Authority, Lions Gate Ser 2005 A	5.875	01/01/37	414,145
500	New Jersey Economic Development Authority, The Presbyterian Home at Montgomery Ser 2001 A	6.25	11/01/20	468,530
1,000	New Jersey Health Care Facilities Financing Authority, Raritan Bay Medical Center Ser 1994 (i)	7.25	07/01/27	731,170
150	Tobacco Settlement Financing Corp., Ser 2007-1 A	4.625	06/01/26	124,338

				3,867,542

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
Portfolio of Investments - March 31, 2010 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	New York (2.8%)
$2,250	Brooklyn Arena Local Development Corp., Barclays Center Ser 2009 (a)	0.00%	07/15/46	$177,660
500	Mount Vernon Industrial Development Agency, Meadowview at the Wartburg Ser 1999	6.20	06/01/29	459,065
325	Nassau County Industrial Development Agency, Continuing Care Retirement Community Revenue, Amsterdam at Harborside Project Ser 2007 A	6.50	01/01/27	318,152
500	New York City Industrial Development Agency, 7 World Trade Center LLC Ser 2005 A	6.50	03/01/35	502,055
250	New York City Industrial Development Agency, Polytechnic University Refg Ser 2007 (ACA Insd)	5.25	11/01/37	222,095
225	Seneca County Industrial Development Agency, Seneca Meadows, Inc. Ser 2008 (AMT) (b)	6.625	10/01/35	225,610

				1,904,637

	North Carolina (0.2%)
200	North Carolina Medical Care Commission Health Care Facilities, Pennybyrn at Maryfield Ser 2005 A	6.125	10/01/35	151,338

	Ohio (3.1%)
1,000	Buckeye Tobacco Settlement Financing Authority, Asset-Backed Ser 2007 A-2	5.875	06/01/30	840,580
300	City of Centerville Health Care, Bethany Lutheran Village Ser 2007 A	6.00	11/01/38	257,883
450	County of Cuyahoga Health Care & Independent Living Facilities, Eliza Jennings Senior Care Ser 2007 A	5.75	05/15/27	381,429
200	County of Tuscarawas Hospital Facilities, The Twin City Hospital Ser 2007	6.35	11/01/37	179,510
225	Ohio Air Quality Development Authority, Pollution Control-Firstenergy Ser 2009	5.625	06/01/18	236,999
270	Toledo-Lucas County Port Authority, Crocker Park Ser 2003	5.375	12/01/35	224,983

				2,121,384

	Oklahoma (2.6%)
300	Chickasawa Nation Health Systems Ser 2007	6.25	12/01/32	300,366
250	Citizen Potawatomi Nation Senior Tax Revenue, Ser 2004 A	6.50	09/01/16	244,665
1,000	Oklahoma Development Finance Authority, Comanche County Hospital Ser 2000 B	6.60	07/01/31	1,014,250
225	Tulsa County Industrial Authority, Montereau Inc. Ser 2010 A	7.25	11/01/45	218,297

				1,777,578

	Pennsylvania (4.9%)
600	Allegheny County Hospital Development Authority, West Penn Allegheny Health Ser 2007 A	5.375	11/15/40	464,094
500	Allegheny County Redevelopment Authority, Pittsburgh Mills Ser 2004	5.60	07/01/23	427,390
750	Bucks County Industrial Development Authority, Ann’s Choice Ser 2005 A	6.25	01/01/35	672,960
500	Harrisburg Authority, Harrisburg University of Science & Technology Ser 2007 B	6.00	09/01/36	437,975

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
Portfolio of Investments - March 31, 2010 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$500	Montgomery County Industrial Development Authority, Whitemarsh Community Ser 2005	6.25%	02/01/35	$369,350
225	Pennsylvania Economic Development Financing Authority, Reliant Energy, Inc. Ser 2001 A (AMT)	6.75	12/01/36	225,545
645	Pennsylvania Intergovernmental Cooperative Authority, Philadelphia Funding Project Ser 2009 (d)	5.00	06/15/21	705,664

				3,302,978

	South Carolina (2.1%)
750	City of Myrtle Beach, Myrtle Beach Air Force Base Ser 2006 A	5.30	10/01/35	491,407
150	County of Georgetown, Environment Improvement Revenue, International Paper Co. Ser 2000 A	5.95	03/15/14	159,984
750	South Carolina Jobs-Economic Development Authority, Wesley Commons Ser 2006	5.30	10/01/36	563,190
325	South Carolina Jobs-Economic Development Authority, Woodlands at Furman Ser 2007 A	6.00	11/15/37	233,698

				1,448,279

	Tennessee (2.6%)
400	Johnson City Health & Educational Facilities Board, Mountain States Health Alliance Ser 2006 A	5.50	07/01/31	400,172
500	Shelby County Health, Educational & Housing Facilities Board, Trezevant Manor Ser 2006 A	5.75	09/01/37	432,895
750	Shelby County Health, Educational & Housing Facilities Board, Village at Germantown Ser 2003 A	7.25	12/01/34	712,455
225	Trenton Health & Educational Facilities Board, Ser 2009	9.25	04/01/39	232,582

				1,778,104

	Texas (8.7%)
250	Alliance Airport Authority, Federal Express Corp. Refg Ser 2006 (AMT)	4.85	04/01/21	248,547
500	Austin Convention Enterprises, Inc., Convention Center Hotel Ser 2006 B (b)	5.75	01/01/34	426,035
200	Brazos River Harbor Navigation District, The Dow Chemical Project Ser 2002 A-4 (AMT)	5.95	05/15/33	197,634
500	Decatur Hospital Authority, Wise Regional Health Ser 2004 A	7.125	09/01/34	500,105
500	HFDC of Central Texas, Inc., Legacy at Willow Bend, Ser 2006 A	5.75	11/01/36	395,810
225	HFDC of Central Texas, Inc., Ser 2009 A	7.75	11/15/44	224,566
200	Houston Airport System Special Facilities, Continental Airlines, Inc. Ser 2001 E (AMT)	6.75	07/01/21	198,730
200	Houston Airport System Special Facilities, Continental Airlines, Inc. Ser 2001 E (AMT)	6.75	07/01/29	197,220
1,000	Lubbock Health Facilities Development Corp., Carillon Ser 2005 A	6.50	07/01/26	902,490
335	Tarrant County Cultural Education Facilities Finance Corp., Mirador Ser 2010 A	8.125	11/15/39	330,082

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
Portfolio of Investments - March 31, 2010 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$250	Tarrant County Cultural Education Facilities Finance Corp., Northwest Senior Housing Corp.–Edgemere Ser 2006 A	6.00%	11/15/36	$221,623
1,550	Texas Department of Housing & Community Affairs, Ser 2007 B (AMT) (d)	5.15	09/01/27	1,587,126
225	Texas Private Activity Bond Surface Transportation Corp., Senior Lien Ser 2009	6.875	12/31/39	234,889
225	Travis County Health Facilities Development Corp., Westminster Manor Ser 2010	7.00	11/01/30	225,814

				5,890,671

	Utah (0.5%)
350	County of Emery Environmental Improvement, Pacificorp Ser 1996 (AMT)	6.15	09/01/30	349,815

	Virginia (5.1%)
2,527	Chesterfield County Industrial Development Authority, Brandermill Woods Ser 1998	6.50	01/01/28	2,226,768
1,000	Peninsula Ports Authority of Virginia, Baptist Homes Ser 2006 C	5.40	12/01/33	662,470
300	Peninsula Town Center Community Development Authority Ser 2007	6.45	09/01/37	289,893
250	Virginia Small Business Financing Authority, Hampton Ser 2009	9.00	07/01/39	260,315

				3,439,446

	Washington (2.3%)
225	King County Public Hospital District No. 4, Snoqualime Valley Hospital Ser 2009	7.25	12/01/38	232,583
350	Port of Seattle Industrial Development Corp., Northwest Airlines, Inc. Ser 2001 (AMT)	7.25	04/01/30	350,479
250	Washington Health Care Facilities Authority, Seattle Cancer Care Alliance Ser 2008	7.375	03/01/38	277,095
1,000	Washington Housing Finance Commission, Skyline at First Hill Ser 2007 A	5.625	01/01/38	680,810

				1,540,967

	West Virginia (0.6%)
425	West Virginia Hospital Finance Authority, Thomas Health System, Inc. Ser 2008	6.50	10/01/38	389,185

	Wisconsin (0.5%)
325	Wisconsin Health & Educational Facilities Authority, ProHealth Care, Inc. Ser 2009	6.375	02/15/29	350,883

	Total Tax-Exempt Municipal Bonds (Cost $77,286,072)			70,223,050

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
Portfolio of Investments - March 31, 2010 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	Short-Term Tax-Exempt Municipal Obligation (0.4%)
	Colorado
$300	Colorado Educational & Cultural Facilities Authority, National Jewish Fed Ser A4 (Demand 04/01/10) (Cost $300,000)	0.30	(j)%	02/01/34	$300,000

	Total Investments (Cost $77,586,072) (k)(l)			103.8%	70,523,050

	Other Assets in Excess of Liabilities			1.8	1,238,501
	Floating Rate Note and Dealer Trusts Obligations Related to Securities Held
	Notes with interest rates ranging from 0.28% to 0.37% at 03/31/10 and contractual maturities of collateral ranging from 06/15/21 to 01/01/33 (See Note 1D) (m)			(5.6)	(3,825,000)

	Net Assets			100.0%	$67,936,551

AMT	Alternative Minimum Tax.
COPs	Certificates of Participation.
CR	Custodial Receipts.
(a)	Capital appreciation bond.
(b)	Resale is restricted to qualified institutional investors.
(c)	Security purchased on a when-issued basis.
(d)	Underlying security related to inverse floater entered into by the Fund (See Note 1D).
(e)	Joint exemption.
(f)	Illiquid security. Resale is restricted to qualified institutional investors.
(g)	Illiquid security. Security in default.
(h)	Prefunded to call date shown.
(i)	Illiquid security.
(j)	Current coupon of variable rate demand obligation.
(k)	Securities have been designated as collateral in connection with securities purchased on a forward commitment basis and inverse floating rate municipal obligations.
(l)	The aggregate cost for federal income tax purposes is $77,520,605. The aggregate gross unrealized appreciation is $2,088,486 and the aggregate gross unrealized depreciation is $9,086,041 resulting in net unrealized depreciation of $6,997,555.
(m)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at March 31, 2010.

Bond Insurance:
ACA	ACA Financial Guaranty Corporation.
AGM	Assured Guaranty Municipal Corporation.
AMBAC	AMBAC Assurance Corporation.

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
Financial Statements

Statement of Assets and Liabilities
March 31, 2010

Assets:
Investments in securities, at value (cost $77,586,072)	$70,523,050
Cash	26,734
Receivable for:
Interest	1,329,354
Investments sold	519,427
Prepaid expenses and other assets	22,479

Total Assets	72,421,044

Liabilities:
Floating rate note and dealer trusts obligations	3,825,000
Payable for:
Investments purchased	478,183
Investment advisory fee	30,781
Administration fee	4,925
Transfer agent fee	1,171
Accrued expenses and other payables	144,433

Total Liabilities	4,484,493

Net Assets	$67,936,551

Composition of Net Assets:
Paid-in-capital	$81,152,709
Net unrealized depreciation	(7,063,022)
Accumulated undistributed net investment income	389,555
Accumulated net realized loss	(6,542,691)

Net Assets	$67,936,551

Net Asset Value Per Share
8,501,256 shares outstanding (unlimited shares authorized of $.01 par value)	$7.99

Statement of Operations
For the year ended March 31, 2010

Net Investment Income:
Income
Interest	$4,878,609
Dividends from affiliate	86

Total Income	4,878,695

Expenses
Investment advisory fee	320,980
Professional fees	73,922
Administration fee	51,357
Interest and residual trust expenses	35,609
Shareholder reports and notices	24,207
Listing fees	19,201
Trustees’ fees and expenses	15,453
Transfer agent fees and expenses	11,284
Custodian fees	2,057
Other	29,321

Total Expenses	583,391
Less: rebate from Morgan Stanley affiliated cash sweep (Note 5)	(30)

Net Expenses	583,361

Net Investment Income	4,295,334

Realized and Unrealized Gain (Loss):
Net Realized Loss	(1,487,099)
Net Change in Unrealized Appreciation/Depreciation	12,383,349

Net Gain	10,896,250

Net Increase	$15,191,584

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	MARCH 31, 2010	MARCH 31, 2009

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$4,295,334	$4,512,457
Net realized loss	(1,487,099)	(2,609,431)
Net change in unrealized appreciation/depreciation	12,383,349	(14,923,011)

Net Increase (Decrease)	15,191,584	(13,019,985)
Dividends to shareholders from net investment income	(4,335,640)	(4,780,755)
Decrease from transactions in shares of beneficial interest	—	(100,755)

Net Increase (Decrease)	10,855,944	(17,901,495)
Net Assets:
Beginning of period	57,080,607	74,982,102

End of Period (Including accumulated undistributed net investment income of $389,555 and $431,781, respectively)	$67,936,551	$57,080,607

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
Notes to Financial Statements - March 31, 2010

1. Organization and Accounting Policies
Morgan Stanley Municipal Income Opportunities Trust III (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on February 20, 1990 and commenced operations on April 30, 1990.

On October 19, 2009, Morgan Stanley announced that it had entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd., a leading global investment management company. Subsequently, the Fund’s Board of Trustees approved recommending to the Fund’s stockholders the approval of a new Board for the Fund and a new investment advisory agreement with Invesco Advisers, Inc. and a master sub-advisory agreement with various affiliates of Invesco Advisers, Inc. for the Fund in connection with a Special Meeting of Stockholders of the Fund, which was held on April 16, 2010. At that Special Meeting of Stockholders, the Fund’s stockholders approved all proposals.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and ask price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to represent the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; (3) interest rate swaps are marked-to-market daily based upon quotations from market makers; (4) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

Morgan Stanley Municipal Income Opportunities Trust III
Notes to Financial Statements - March 31, 2010 continued

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily except where collection is not expected.

C. Futures — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker: cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Floating Rate Note and Dealer Trusts Obligations Related to Securities Held — The Fund enters into transactions in which it transfers to Dealer Trusts (“Dealer Trusts”), fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The Fund enters into shortfall agreements with the Dealer Trusts which commit the Fund to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts. The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “floating rate note and dealer trusts obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “interest income” and records the expenses related to floating rate note and dealer trusts obligations and any administrative expenses of the Dealer Trusts under the caption “interest and residual trust expenses” on the Statement of Operations. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. At March 31, 2010, the Fund’s investments with a value of $7,357,913 are held by the Dealer Trusts and serve as collateral for the $3,825,000 in floating

Morgan Stanley Municipal Income Opportunities Trust III
Notes to Financial Statements - March 31, 2010 continued

rate note and dealer trusts obligations outstanding at that date. The range of contractual maturities of the floating rate note and dealer trusts obligations and interest rates in effect at March 31, 2010 are presented in the Portfolio of Investments.

E. Interest Rate Swaps — Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within realized gains/losses on swap contracts on the Statement of Operations.

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

F. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and non-taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years filed in the four-year period ended March 31, 2010 remains subject to examination by taxing authorities.

Morgan Stanley Municipal Income Opportunities Trust III
Notes to Financial Statements - March 31, 2010 continued

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (“IRS”) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable.

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

I. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through the date of issuance of these financial statements.
2. Fair Valuation Measurements
Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP utilizes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Morgan Stanley Municipal Income Opportunities Trust III
Notes to Financial Statements - March 31, 2010 continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is the summary of the inputs used as of March 31, 2010 in valuing the Fund’s investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT MARCH 31, 2010 USING
		UNADJUSTED	OTHER
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)

Tax-Exempt Municipal Bonds	$70,223,050	—	$70,223,050	—
Short-Term Tax-Exempt Municipal Obligation	300,000	—	300,000	—

Total	$70,523,050	—	$70,523,050	—

3. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are specific types of derivative financial instruments used by the Fund.

Futures  To hedge against adverse interest rate changes, the Fund may invest in financial futures contracts or municipal bond index futures contracts (“futures contracts”). These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

There were no futures transactions for the year ended March 31, 2010.

Interest Rate Swaps  The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its

Morgan Stanley Municipal Income Opportunities Trust III
Notes to Financial Statements - March 31, 2010 continued

portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.

There were no transactions in interest rate swaps for the year ended March 31, 2010.
4. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”), the Fund pays the Investment Adviser an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund’s average weekly net assets.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Fund’s average weekly net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.
5. Security Transactions and Transactions with Affiliates
The Fund invested in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class. For the year ended March 31, 2010, advisory fees paid were reduced by $30 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class. Income distributions earned by the Fund were recorded as “dividends from affiliate” in the Statement of Operations and totaled $86 for the year ended March 31, 2010. During the year ended March 31, 2010, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class aggregated $1,201,233 and $1,250,633, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 2010 aggregated $9,698,018 and $9,494,576, respectively. Included in the aforementioned transactions are purchases and sales of $768,443 and $2,812,396, respectively, with other Morgan Stanley funds, resulting in net realized losses of $81,260.

Morgan Stanley Municipal Income Opportunities Trust III
Notes to Financial Statements - March 31, 2010 continued

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended March 31, 2010, included in “trustees’ fees and expenses” in the Statement of Operations amounted to $13,206. At March 31, 2010, the Fund had an accrued pension liability of $64,793, which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.
6. Dividends
The Fund declared the following dividend from net investment income subsequent to March 31, 2010:

DECLARATION	AMOUNT	RECORD	PAYABLE
DATE	PER SHARE	DATE	DATE
April 13, 2010	$0.0425	April 23, 2010	April 30, 2010
7. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

			CAPITAL
			PAID IN
		PAR VALUE	EXCESS OF
	SHARES	OF SHARES	PAR VALUE

Balance, March 31, 2008	8,515,857	$85,159	$81,168,305
Shares repurchased (weighted average discount of 14.71%)+	(14,601)	(146)	(100,609)

Balance, March 31, 2009	8,501,256	85,013	81,067,696
Shares repurchased	—	—	—

Balance, March 31, 2010	8,501,256	$85,013	$81,067,696

The Trustees have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

+	The Trustees have voted to retire the shares repurchased.

Morgan Stanley Municipal Income Opportunities Trust III
Notes to Financial Statements - March 31, 2010 continued

8. Expense Offset
The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent and custodian. For the year ended March 31, 2010, the Fund did not have an expense offset.
9. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may invest a portion of its assets in inverse floating rate municipal securities, which are variable rate debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Fund may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds (which may be tendered by the Fund in certain instances) and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Fund is paid the residual cash flow from the bonds held by the special purpose trust.

The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.

In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

Morgan Stanley Municipal Income Opportunities Trust III
Notes to Financial Statements - March 31, 2010 continued

The Fund may also invest in private placement securities. TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.
10. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	MARCH 31, 2010	MARCH 31, 2009

Tax-exempt income	$4,335,629	$4,721,071
Ordinary income	11	59,684

Total distributions	$4,335,640	$4,780,755

As of March 31, 2010, the tax-basis components of accumulated losses were as follows:

Undistributed tax-exempt income	$566,674
Undistributed long-term gains	—

Net accumulated earnings	566,674
Capital loss carryforward	(6,409,724)
Post-October losses	(132,967)
Temporary differences	(242,586)
Net unrealized depreciation	(6,997,555)

Total accumulated losses	$(13,216,158)

Morgan Stanley Municipal Income Opportunities Trust III
Notes to Financial Statements - March 31, 2010 continued

As of March 31, 2010, the Fund had a net capital loss carryforward of $6,409,724, to offset future capital gains to the extent provided by regulations, which will expire according to the following schedule.

AMOUNT	EXPIRATION

$482,196	March 31, 2013
$623,926	March 31, 2016
$2,683,451	March 31, 2017
$2,620,151	March 31, 2018

As of March 31, 2010, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund’s next taxable year) and book amortization of discounts on debt securities.

Permanent differences, due to a nondeductible expense and tax adjustments on debt securities sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at March 31, 2010:

ACCUMULATED
UNDISTRIBUTED NET	ACCUMULATED
INVESTMENT INCOME	NET REALIZED LOSS	PAID-IN-CAPITAL

$(1,920)	$1,920	—

11. New Accounting Pronouncements
In June 2009, the Financial Accounting Standards Board (“FASB”) issued new guidance related to Transfers and Servicing. The new guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The new guidance is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009 and earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of this guidance should be applied to transfers that occurred both before and after the effective date. The impact of this new guidance on the Fund’s financial statements, if any, is currently being assessed.

On January 21, 2010, FASB issued Accounting Standards Update (“ASU”) 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for

Morgan Stanley Municipal Income Opportunities Trust III
Notes to Financial Statements - March 31, 2010 continued

disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this new guidance on the Fund’s financial statements, if any, is currently being assessed.

Morgan Stanley Municipal Income Opportunities Trust III
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED MARCH 31,
	2010	2009	2008		2007	2006
Selected Per Share Data:

Net asset value, beginning of period	$6.71	$8.80	$10.08		$9.77	$9.51

Income (loss) from investment operations:
Net investment income(1)	0.51	0.53	0.52		0.52	0.55
Net realized and unrealized gain (loss)	1.28	(2.05)	(1.26)		0.34	0.22

Total income (loss) from investment operations	1.79	(1.52)	(0.74)		0.86	0.77

Less dividends from net investment income	(0.51)	(0.57)	(0.54)		(0.55)	(0.53)

Anti-dilutive effect of shares repurchased(1)	—	0.00 (2)	0.00	(2)	0.00 (2)	0.02

Net asset value, end of period	$7.99	$6.71	$8.80		$10.08	$9.77

Market value, end of period	$7.63	$6.68	$8.96		$10.21	$9.60

Total Return(3)	22.42%	(19.63)%	(7.06)%		12.42%	22.84%

Ratios to Average Net Assets:
Total expenses (before expense offset)	0.91%(4)	1.03%(4)	1.02%(4	)(5)	0.82%(5)	0.79%(5)
Total expenses (before expense offset, exclusive of interest and residual trust expenses)	0.85%(4)	0.84%(4)	0.79%(4	)(5)	0.79%(5)	0.79%(5)
Net investment income	6.69%(4)	6.71%(4)	5.48%(4	)(5)	5.25%(5)	5.74%(5)
Rebate from Morgan Stanley affiliate	0.00%(6)	0.00%(6)	0.00%(6)		—	—

Supplemental Data:
Net assets, end of period, in thousands	$67,937	$57,081	$74,982		$86,012	$83,797
Portfolio turnover rate	14%	21%	30%		28%	20%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Includes anti-dilutive effect of acquiring treasury shares of less than $0.01.
(3)	Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(5)	Does not reflect the effect of expense offset of 0.01%.
(6)	Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Municipal Income Opportunities Trust III:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Municipal Income Opportunities Trust III (the “Fund”), including the portfolio of investments, as of March 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Municipal Income Opportunities Trust III as of March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
May 26, 2010

Morgan Stanley Municipal Income Opportunities Trust III
Shareholder Voting Results (unaudited)
On October 23, 2009, an annual meeting of the Fund’s shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Trustees:

	Number of Shares
	For	Withheld	Abstain
Michael F. Klein	7,520,385	330,456	0
Michael E. Nugent	7,491,267	359,574	0
W. Allen Reed	7,500,559	350,282	0

Special Shareholders Meeting Results (unaudited)

On October 19, 2009, Morgan Stanley announced that it had entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd., a leading global investment management company. Subsequently, the Fund’s Board of Trustees approved recommending to the Fund’s stockholders the approval of a new Board for the Fund, a new investment advisory agreement with Invesco Advisers, Inc. and a master sub-advisory agreement with various affiliates of Invesco Advisers, Inc. for the Fund in connection with a Special Meeting of Stockholders of the Fund, which was held on April 16, 2010. At that Special Meeting of Stockholders, the Fund’s stockholders approved all proposals. The results of that Special Meeting of Stockholders were as follows:

(1) Election of Trustees:

Trustee	For	Withhold	Abstain
David C. Arch	4,879,479	333,021	0
Bob R. Baker	4,874,455	338,045	0
Frank S. Bayley	4,875,634	336,866	0
James T. Bunch	4,875,375	337,125	0
Bruce L. Crockett	4,878,750	333,750	0
Rod Dammeyer	4,874,746	337,754	0
Albert R. Dowden	4,875,925	336,575	0
Jack M. Fields	4,879,479	333,021	0
Martin L. Flanagan	4,728,144	484,356	0
Carl Frischling	4,873,438	339,062	0
Prema Mathai-Davis	4,875,837	336,663	0
Lewis F. Pennock	4,875,566	336,934	0
Larry Soll	4,871,136	341,364	0
Hugo F. Sonnenschein	4,872,496	340,004	0
Raymond Stickel, Jr	4,875,837	336,663	0
Philip A. Taylor	4,725,231	487,269	0
Wayne W. Whalen	4,870,812	341,688	0

(2) Approval of new investment advisory agreement with Invesco Advisers, Inc.:

For	Withhold	Abstain	Broker Non-Vote
3,887,633	230,251	181,597	913,019

(3) Approval of a new master sub-advisory agreement between Invesco Advisers, Inc. and its affiliates:

For	Withhold	Abstain	Broker Non-Vote
3,855,835	251,797	191,849	913,019

Morgan Stanley Municipal Income Opportunities Trust III
Revised Investment Policies (unaudited)

The Fund has amended and restated its policy on derivatives to permit it to invest in the derivative investments discussed below.

The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Futures.  A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Swaps.  A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by

Morgan Stanley Municipal Income Opportunities Trust III
Revised Investment Policies (unaudited) continued

reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

Inverse Floaters.  Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Inverse Floating Rate Municipal Obligations.  The inverse floating rate municipal obligations in which the Fund may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bond held by the special purpose trust and the Fund is paid the residual cash flow from the bond held by the special purpose trust.

Inverse floating rate investments are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity.

Morgan Stanley Municipal Income Opportunities Trust III
Revised Investment Policies (unaudited) continued

The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.

In certain instances, the short-term floating rate interests created by the trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the trust holding the long-term fixed rate bonds may be collapsed. In the case of floaters created by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

Morgan Stanley Municipal Income Opportunities Trust III
Portfolio Management (unaudited)

As of the date of this report, the Fund is managed by members of the Morgan Stanley Municipals team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are William D. Black, Mark Paris, James D. Phillips and Robert J. Stryker, each an Executive Director of the Investment Adviser.

Mr. Black has been associated with the Investment Adviser in an investment management capacity since 1998 and began managing the Fund in December 2009. Mr. Paris has been associated with the Investment Adviser in an investment management capacity since 2002 and began managing the Fund in December 2009. Mr. Phillips has been associated with the Investment Adviser in an investment management capacity since 1991 and began managing the Fund in December 2009. Mr. Stryker has been associated with the Investment Adviser in an investment management capacity since 1994 and began managing the Fund in September 2007.

Morgan Stanley Municipal Income Opportunities Trust III
Dividend Reinvestment Plan (unaudited)

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of the Fund. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time.

Plan benefits

• Add to your account
You may increase your shares in the Fund easily and automatically with the Plan.

• Low transaction costs
Transaction costs are low because the new shares are bought in blocks and the brokerage commission is shared among all participants.

• Convenience
You will receive a detailed account statement from Computershare Trust Company, N.A., (the Agent) which administers the Plan. The statement shows your total Distributions, dates of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at morganstanley.com/im.

• Safekeeping
The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan
If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.
If you choose to participate in the Plan, whenever the Fund declares a distribution, it will be invested in additional shares of the Fund that are purchased in the open market.

How to enroll
To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting morganstanley.com/im, calling toll-free (888) 421-4015 or notifying us in writing at Morgan Stanley Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rl 02940-3078. Please include the Fund name and account number and ensure that all shareholders listed on the account sign the written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the

Morgan Stanley Municipal Income Opportunities Trust III
Dividend Reinvestment Plan (unaudited) continued

“record date,” which is generally one week before the dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

Costs of the Plan
There is no direct charge to you for reinvesting dividends and capital gains distributions because the Plan’s fees are paid by the Fund. However, when applicable, you will pay your portion of any brokerage commissions incurred when the new shares are purchased on the open market. These brokerage commissions are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

Tax implications
The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on dividends or capital gains distributions. You will receive tax information annually to help you prepare your federal and state income tax returns.

Morgan Stanley does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used by any taxpayer, for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax advisor for Information concerning their individual situation.

How to withdraw from the Plan
To withdraw from the Plan, please visit morganstanley.com/im or call (888) 421-4015 or notify us in writing at the address below.

Morgan Stanley Closed-End Funds
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rl 02940-3078

All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have three options with regard to the shares held in your account:

1.	If you opt to continue to hold your non-certificated shares, whole shares will be held by the Agent and fractional shares will be sold.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting brokerage commissions.

Morgan Stanley Municipal Income Opportunities Trust III
Dividend Reinvestment Plan (unaudited) continued

3.	You may sell your shares through your financial advisor through the Direct Registration System (“DRS”). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate.

The Fund and Computershare Trust Company, N.A. at any time may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, Participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Relations department at 888-421-4015 or visit morganstanley.com/im.

Morgan Stanley Municipal Income Opportunities Trust III
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of certain Morgan Stanley closed-end funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

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An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.	How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Municipal Income Opportunities Trust III
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

4.	How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?
We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?
You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6.	How Can You Send Us an Opt-Out Instruction?
If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (888) 421-4015 Monday-Friday between 9 a.m. and 6 p.m. (EST)

•	Writing to us at the following address: Morgan Stanley Closed-End Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in

Morgan Stanley Municipal Income Opportunities Trust III
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice to Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Closed-End Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Morgan Stanley Municipal Income Opportunities Trust III
Trustee and Officer Information (unaudited)

Independent Trustees:

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee***

Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator–Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.	162	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	164	Director of various business organizations.

Morgan Stanley Municipal Income Opportunities Trust III
Trustee and Officer Information (unaudited) continued

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee***

Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson (61) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Municipal Income Opportunities Trust III
Trustee and Officer Information (unaudited) continued

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee***

Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	162	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None.

W. Allen Reed (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	162	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Morgan Stanley Municipal Income Opportunities Trust III
Trustee and Officer Information (unaudited) continued

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee***

Fergus Reid (77) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by	Other Directorships
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Interested	Held by Interested
Interested Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Trustee***

James F. Higgins (62) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) (the “Retail Funds”) or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the “Institutional Funds”).
**	The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).
***	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Municipal Income Opportunities Trust III
Trustee and Officer Information (unaudited) continued

Executive Officers:

Term of
Office and
	Position(s)	Length of
Name, Age and Address of	Held with	Time
Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years

Randy Takian (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Managing Director and Head of Americas distribution, product and marketing for Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Head of Retail and Intermediary business, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Mary Ann Picciotto (37) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., Van Kampen Asset Management, Van Kampen Investments Inc. and Van Kampen Advisors Inc. (since April 2007).

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Francis J. Smith (44) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and the Institutional Funds (since March 2010).

Morgan Stanley Municipal Income Opportunities Trust III
Trustee and Officer Information (unaudited) continued

Term of
Office and
	Position(s)	Length of
Name, Age and Address of	Held with	Time
Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

In accordance with Section 303A. 12(a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying as to compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on November 10, 2009.

The Fund’s Principal Executive Officer and Principal Financial Officer Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s N-CSR and are available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

2010 Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2010. The Fund designated 99.99% of its income dividends as tax-exempt income dividends.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

(c)  2010 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
Municipal Income Opportunities Trust III
NYSE : OIC

Annual Report

March 31, 2010

OICANN
IU10-02189P-Y03/10

Item 2. Code of Ethics.
(a) The Trust/Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust/Fund or a third party.
(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Trust/Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.
Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2

2010

	Registrant			Covered Entities(1)
Audit Fees		$38,000			N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)		$6,909,000	(2)
Tax Fees		$5,165	(3)		$1,013,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$5,165			$7,922,000

Total		$43,165			$7,922,000
2009

	Registrant			Covered Entities(1)
Audit Fees		$40,400		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$6,418,000	(2)
Tax Fees		$5,165	(3)	$881,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$5,165		$7,299,000

Total		$45,565		$7,299,000

N/A — Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)	All other fees represent project management for future business applications and improving business and operational processes.

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(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
APPENDIX A
AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS
AS ADOPTED AND AMENDED JULY 23, 2004,1
     1. Statement of Principles
The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.
The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

[1]	This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

4

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.
The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
     2. Delegation
As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
     3. Audit Services
The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     4. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters

5

not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     5. Tax Services
The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.
Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     6. All Other Services
The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     7. Pre-Approval Fee Levels or Budgeted Amounts
Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.
     8. Procedures
All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be

6

rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.
     9. Additional Requirements
The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
     10. Covered Entities
Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
Morgan Stanley Retail Funds
Morgan Stanley Investment Advisors Inc.
Morgan Stanley & Co. Incorporated
Morgan Stanley DW Inc.
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Van Kampen Asset Management
Morgan Stanley Services Company, Inc.
Morgan Stanley Distributors Inc.
Morgan Stanley Trust FSB

7

Morgan Stanley Institutional Funds
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Advisors Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Morgan Stanley & Co. Incorporated
Morgan Stanley Distribution, Inc.
Morgan Stanley AIP GP LP
Morgan Stanley Alternative Investment Partners LP
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:
Joseph Kearns, Michael Nugent and Allen Reed.
(b) Not applicable.
Item 6.
(a) See Item 1.
(b) Not applicable.

8

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Fund/Trust invests in exclusively non-voting securities and therefore this item is not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Morgan Stanley Municipal Income Opportunities Trust III
Fund Management
PORTFOLIO MANAGEMENT. The Fund is managed by members of the Municipals team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are William D. Black, Mark E. Paris, James D. Phillips and Robert J. Stryker, each an Executive Director of the Investment Adviser.
Mr. Black has been associated with the Investment Adviser in an investment management capacity since June 1998 and began managing the Fund in December 2009. Mr. Paris has been associated with the Investment Adviser in an investment management capacity since August 2002 and began managing the Fund in December 2009. Mr. Phillips has been associated with the Investment Adviser in an investment management capacity since December 1991 and began managing the Fund in December 2009. Mr. Stryker has been associated with the Investment Adviser in an investment management capacity since February 1994 and began managing the Fund in September 2007.
OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
The following information is as of March 31, 2010:
Mr. Black managed 4 registered investment companies with a total of approximately $6.1 billion in assets; no pooled investment vehicles other than registered investment companies, and no other accounts.
Mr. Paris managed 13 registered investment companies with a total of approximately $7.8 billion in assets; no pooled investment vehicles other than registered investment companies, and no other accounts.
Mr. Phillips managed 4 registered investment companies with a total of approximately $6.1 billion in assets; no pooled investment vehicles other than registered investment companies, and no other accounts.
Mr. Stryker managed 34 registered investment companies with a total of approximately $12.1 billion in assets; no pooled investment vehicles other than registered investment companies, and 4 other accounts with a total of approximately $56.9 million in assets.
Because the portfolio managers manages assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has

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proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaged in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
PORTFOLIO MANAGERS COMPENSATION STRUCTURE
Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.
BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.
DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.
Discretionary compensation can include:
- Cash Bonus;
- Morgan Stanley’s Long-Term Incentive Compensation Program awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;
- Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated open-end funds they manage that are included in the IMAP Fund menu. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Advisor or its affiliates. For 2009 awards, the provision was further strengthened to allow the Firm to clawback compensation if the Firm realizes losses on certain trading positions, investments or holdings.
- Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation or notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates.
Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:
- Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- ,five- and ten-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more

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appropriate given the size and/or style of such funds/accounts as set forth in such funds’/accounts’ disclosure materials and guidelines. The assets managed by the portfolio manager in funds, pooled investment vehicles and other accounts are described in “Other Accounts Managed by the Portfolio Manager” above. Generally, the greatest weight is placed on the three- and five-year periods.
- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.
- Contribution to the business objectives of the Investment Adviser.
- The dollar amount of assets managed by the portfolio manager.
- Market compensation survey research by independent third parties.
- Other qualitative factors, such as contributions to client objectives.
- Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio manager is a member.
SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS
As of March 31, 2010, the portfolio managers did not own any shares of the Fund.

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Item 9. Closed-End Fund Repurchases
REGISTRANT PURCHASE OF EQUITY SECURITIES

(d) Maximum
			(c) Total	Number (or
			Number of	Approximate
			Shares (or	Dollar Value)
			Units)	of Shares (or
	(a) Total		Purchased as	Units) that May
	Number of		Part of Publicly	Yet Be
	Shares (or	(b) Average	Announced	Purchased
	Units)	Price Paid per	Plans or	Under the Plans
Period	Purchased	Share (or Unit)	Programs	or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A

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Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Municipal Income Opportunities Trust III
/s/ Randy Takian
Randy Takian
Principal Executive Officer
May 17, 2010
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Randy Takian
Randy Takian
Principal Executive Officer
May 17, 2010
/s/ Francis Smith
Francis Smith
Principal Financial Officer
May 17, 2010

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